              IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

----------------------------------------X
                                        :
IN RE LIFE TECHNOLOGIES, INC.           :              CONSOLIDATED
SHAREHOLDERS LITIGATION                 :          CIVIL ACTION NO. 16513
----------------------------------------X

                                NOTICE OF MOTION

TO:    P. CLARKSON COLLINS, JR., ESQUIRE
       MORRIS JAMES HITCHENS & WILLIAMS
       222 DELAWARE AVENUE
       WILMINGTON, DELAWARE  19899

       ALAN J. STONE, ESQUIRE
       MORRIS NICHOLS ARSHT & TUNNELL
       1201 N. MARKET STREET
       WILMINGTON, DELAWARE  19899

      PLEASE TAKE NOTICE that plaintiffs will present the attached Motion For Preliminary Injunction to the Court at the earliest convenience of the Court and counsel.

                              ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.

                        By:

                        ----------------------------------------------
                              Suite 1401, Mellon Bank Center
                              P.O. Box 1070
                              Wilmington, Delaware  19899-1070
                              (302) 656-4433

                              -and-

                              CHIMICLES & TIKELLIS LLP
                              One Rodney Square
                              Wilmington, Delaware  19801
                              (302) 656-2500

                              DELAWARE CO-LIAISON COUNSEL
                                 FOR PLAINTIFFS

                              GOODKIND LABATON RUDOFF
                              & SUCHAROW LLP
                              100 Park Avenue
                              New York, NY 10017
                              (212) 907-0700

                              WOLF POPPER LLP
                              845 Third Avenue
                              New York, NY  10022
                              (212) 759-4600

                              BERNSTEIN LIEBHARD & LIFSHITZ, LLP
                              10 East 40th Street
                              New York, NY  10016
                              (212) 779-1414

                              PLAINTIFFS' CO-LEAD COUNSEL

November 6, 1998

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

----------------------------------------X
                                        :
IN RE LIFE TECHNOLOGIES, INC.           :              CONSOLIDATED
SHAREHOLDERS LITIGATION                 :          CIVIL ACTION NO. 16513
----------------------------------------X

                        MOTION FOR PRELIMINARY INJUNCTION

      Plaintiffs hereby move, pursuant to Court of Chancery Rule 65, for an
Order:

      1. Preliminarily enjoining defendants and all persons acting in concert with them from proceeding with, consummating or otherwise closing the tender offer of Dexter Acquisition Delaware, Inc. to purchase all outstanding shares of common stock of Life Technologies, Inc. ("Life") for $37.00 per share (the "Tender Offer").

      2. Requiring defendants to supplement the Offer to Purchase furnished to Life's shareholders in connection with the Tender Offer by disclosing all material facts and correcting the omissions described in Plaintiffs' Amended Consolidated Class Action Complaint in this action.

      The grounds for this motion are set forth in Plaintiffs' Amended Consolidated Class Action Complaint and will be more fully set forth in plaintiffs' opening brief and other papers to be filed in support of this motion.

                                    ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.

                              By:

                              ----------------------------------------------
                                    Suite 1401, Mellon Bank Center
                                    P.O. Box 1070
                                    Wilmington, Delaware  19899-1070
                                    (302) 656-4433

                                    -and-

                                    CHIMICLES & TIKELLIS LLP
                                    One Rodney Square
                                    Wilmington, Delaware  19801
                                    (302) 656-2500

                                    DELAWARE CO-LIAISON COUNSEL
                                       FOR PLAINTIFFS

                                    GOODKIND LABATON RUDOFF
                                    & SUCHAROW LLP
                                    100 Park Avenue
                                    New York, NY 10017
                                    (212) 907-0700

                                    WOLF POPPER LLP
                                    845 Third Avenue
                                    New York, NY  10022
                                    (212) 759-4600

                                    BERNSTEIN LIEBHARD & LIFSHITZ, LLP
                                    10 East 40th Street
                                    New York, NY  10016
                                    (212) 779-1414

                                    PLAINTIFFS' CO-LEAD COUNSEL

November 6, 1998

                             CERTIFICATE OF SERVICE

      I HEREBY CERTIFY that on the 6th day of November, 1998, two copies of the foregoing NOTICE OF MOTION AND MOTION FOR PRELIMINARY INJUNCTION were served, by hand delivery, upon:

                  P. CLARKSON COLLINS, JR., ESQUIRE
                  MORRIS JAMES HITCHENS & WILLIAMS
                  222 DELAWARE AVENUE
                  WILMINGTON, DELAWARE  19899

                  ALAN J. STONE, ESQUIRE
                  MORRIS NICHOLS ARSHT & TUNNELL
                  1201 N. MARKET STREET
                  WILMINGTON, DELAWARE  19899

                              -------------------------------
                                    Norman M. Monhait